Table of Contents

AMENDMENT NO. 16 TO
NAVITAIRE HOSTED SERVICES AGREEMENT

This Amendment No. 16 to the NAVITAIRE Hosted Services Agreement (this Amendment), effective as of October 1, 2009, is entered into by and between NAVITAIRE Inc., a Delaware corporation (NAVITAIRE), and VRG Linhas Aereas S.A., as successor of GOL Transportes Aereos S/A, a Brazilian corporation (Customer). Initially capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement (as defined below).

A. NAVITAIRE and Customer are parties to that certain NAVITAIRE Hosted Services Agreement dated as of May 1, 2004 and amended by: (i) Amendment No. 1 dated as of January 1, 2005, (ii) Amendment No. 2 dated as of June 13, 2005, (iii) Amendment No. 3 dated as of October 1, 2005, (iv) Amendment No. 4 dated as of November 14, 2005, (v) Amendment No. 6 dated as of April 5, 2006, (vi) Amendment No. 7 dated as of June 1, 2006, (vii) Amendment No. 8 dated as of June 11, 2007 (viii) Amendment No. 9 dated as of August 20, 2007; (ix) Amendment No. 10 dated as of August 27, 2007; (x) Amendment No. 11 dated as of April 24, 2008; (xi) Amendment No. 12 dated as of April 24, 2008; (xii) Amendment No. 13 dated as of July 31, 2008; (xiii) Amendment No. 14 dated as of October 31, 2008; and (xiv) Amendment No. 15 dated as of October 1, 2008 (the Agreement), pursuant to which NAVITAIRE performs Hosted Services for Customer.

B. Section 18.1 of the Agreement permits the parties to amend the terms and conditions of the Agreement provided such amendment is made in writing signed by the parties.

C. NAVITAIRE and Customer desire to amend the terms of the Agreement as provided below.

Accordingly, and in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1 Amendment to Add Additional Data Storage (PNR Archiving) to the Agreement.

(a) Scope of Services. The following Service is added to Section 2, Scope of Services, of the Agreement, as follows:

X PNR Archiving

(b) Functionality. Additional Data Storage, as described in Exhibit A, Section 6 New Skies by NAVITAIRE Functionality Included in Hosted Reservation Services, is hereby replaced in its entirety as follows:

PNR Archiving
General Features PNR Archiving

•	Moves PNR data from production to the archive [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months after the last flight segment in the PNR is marked as flown or no-show.
•	Retains PNR data in the archive as long as required by Customer and specified in the Agreement.
•	Archived data is viewable only through SkySpeed.
•	Comments can be added to an individual archived PNR through SkySpeed.
Note: If PNR Archiving is not selected by Customer, PNR data will be removed from the production system [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months after the last flight segment in a PNR has been marked as flown or no-show.
Note: To meet Brazilian requirements for no-show passengers, if one or more passengers on the PNR no- showed, the PNR will not be considered historical until [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] days from the flight date. If selected in Section 2 of Exhibit A, additional storage fees as outlined in Exhibit H, will apply.

Limitations and Exclusions

•	PNR Archiving does not include schedules, SkyPort, or any other non-PNR data. This data is retained in the production database.
•	Archived data does not contain the full historical view of a PNR but contains a snap-shot of the data as it exists at the point in time it is archived.
•	Changes to archived data are prohibited except for the ability to add a comment through SkySpeed, as noted above.
•	Reporting on archived data is not available at this time.

(c) Monthly Recurring Service Fees. Section 1.1.13 Monthly Recurring Services Fees Additional Data Storage, of Exhibit H, are hereby replaced in their entirety as follows:

1.1.13 Monthly Recurring Service Fees Additional Data Storage.

Description	Additional Data Storage*
Price per Service
Monthly Infrastructureand Support Fee -Production	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]per month for each [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] additional [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or subset thereof
Monthly Infrastructure and Support Fee Archive**	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]per month for each [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] additional [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] or subset thereof

* Provides Customer access to completed travel and historical data storage greater than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months for read/write purposes and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months for read/reporting only purposes. Cost is based upon expected segments determined by current growth and is subject to review and adjustment on an annual basis.
** Should NAVITAIRE, at its sole discretion, choose to delay implementing the Archive solution, Customer will be invoiced at the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per month rate for PNRs that would have been moved to the Archive database, until such time that the Archive solution is put in place.
Upon availability of the Archive solution, if Customer chooses to: a) archive data greater than [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months they will be invoiced at the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per month rate for archived data and no additional fee will apply for the OLTP data; or b) not archive data and maintain additional [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in the OLTP database, they will be invoiced the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per month rate as outlines above; or c) maintain more than[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months of data in the OLTP database they will be invoiced [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for PNRs in Archive and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for PNRs in the OLTP database, as outlined above.

(d) Implementation Fees. The following Implementation Fees for Additional Data Storage (Archive) are added to Exhibit H, Section 1.2:

Product/Service Description	Implementation Fees*
Additional Data Storage (Archive)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

* Implementation Fees include Project Management and NAVITAIRE Operations and Support personnel required to implement the Data Storage (Archive) solution.

2 Amendment to Exhibit A, Section 6 New Skies by NAVITAIRE Functionality Included in Hosted Reservation Services (Disaster Recovery Services). Section 6 New Skies by NAVITAIRE Functionality Included in Hosted Reservation Services (Disaster Recovery Services) is hereby replaced in its entirety as follows:

Disaster Recovery Services
General Features - Disaster Recovery Services

Disaster Recovery Services will be provided at a backup location in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for the Hosted Reservation Services Base Functionality. NAVITAIRE reserves the right to relocate the DR site, based upon [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months advance written notice to Customer.

•
Data Synchronization - While the primary data center is in operation, data will be synchronized between the primary data center and the DR site on [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] intervals. This will be accomplished by a snap mirror process that pushes data from the primary data center to the DR site (one way).

•
Failover Event - The DR site will be used for Hosted Reservation Services: (a) only in the event of Force Majeure (as defined in Section 15 of the Agreement) resulting in a catastrophic failure in the primary data center; and (b)upon approval from NAVITAIRE and Customer Executive sponsors. To the extent possible, this authorization will be provided in a written form including e-mail or fax. The DR site is expected to be operational within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] following receipt of such approvals and will house a copy of all reservations data contained in the primary Hosted Services System within [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] immediately prior to the occurrence of the Force Majeure event. Reporting services are expected to be available withi n [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] following a fail over event.

•
Messaging Services - In the case of a failover to DR, direct links (e.g., Type A) for distribution and operational messaging will be unavailable. Type B functionality will only be available via a third party link (e.g.,ITA/ARINC), for which Customer may incur additional message fees. Any Customer-specific connections for functions including, but not limited to, GDS, interline, code-share, IATCI, and E-ticketing will be available only if Customer has set up links to the DR site and has informed NAVITAIRE as to the specifics of those links.

•
DR Site Capacity - The DR site will provide capacity to support[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of Customers [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] transaction activity, as described in Section 1.1.1, sub paragraph (a), of Exhibit H, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. Once a failover to the DR site is executed, Customer shall conduct its operations as to minimize capacity stress on the Hosted Services and the Hosted Services System. Customer will avoid special inventory sales and other high volume activities while hosted on the DR site.

•
Increased DR Site Capacity - If the Force Majeure event necessitates a data center replacement for the primary data center, NAVITAIRE will use commercially reasonable efforts to provide the Hosted Services from the DR site consistent with those at the primary data center immediately prior to the occurrence of such Force Majeure event within a reasonable timeline, dependent on the nature of the Force Majeure event

•
System Availability Targets - In the event of failover to the DR site, System Availability Targets will be suspended until service is restored to the primary data center. If the Force Majeure event necessitates replacement of the primary data center, System Availability Targets will resume [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] from the date when the replacement data center is certified to be fully operational by NAVITAIRE and Customer.

•
DR Site Connectivity - Data circuits to the DR site are the responsibility of Customer and may be in the form of Standby, VPN, or dedicated circuits. NAVITAIRE will provide the circuit between the primary data center and the DR site to perform data synchronization.

•
Testing of DR Site - NAVITAIRE and Customer will schedule and conduct an operational test of the DR site annually. Scope of testing is limited to network connectivity to, and data integrity of, the DR site. Testing of the DR site does not include an actual failover to the DR site.

	•	Network Connectivity - Testing will include a ping test of all applicable network connections from the DR site to confirm that routing does not rely on the primary data center.
•
Data Integrity - Testing will also include a data validation check via direct login to Customers database housed at the DR site. Scope of testing will include row-count compares and sample PNR reviews between data located at the primary data center and the DR site.

Note: If selected in Section 2 of Exhibit A, NAVITAIRE and Customer will use commercially reasonable efforts to deploy and implement Disaster Recovery Services, within approximately [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of go-live, at a site geographically independent from the data center used by NAVITAIRE to host Customers primary services.
Limitations and Exclusions
•
Disaster Recovery Services are intended to support mission critical functions such as call center, internet, and API bookings, payments, and airport check-in operations, and are not intended to support all Customer business functions.

3 Amendment to Exhibit H, Section 1.1 (c) Look to Book Ratio Booking API/Web Services. All references to New Skies version 2.2 or higher found in Exhibit H, Section 1.1 (c) Look to Book Ratio Booking API/Web Services, are hereby replaced with New Skies version 2.1 or higher.

4 Amendment to Modify the Code-Share Per Segment Transaction Fee. Section 1.1.4 of Exhibit H, Monthly Recurring Service Fees Connectivity Services/Products Code-Share Distribution with Customer as Code-Share Operating and/or Marking Carrier is hereby replaced in its entirety as follows:

1.1.4 Monthly Recurring Service Fees Connectivity Services/Products Code-Share Distribution with Customer as Code-Share Operating and/or Marketing Carrier. (Applicable only if selected in Exhibit A, Section 2):

Description	Code-Share Connectivity
Price per CRS/GDS/ARS Code-Share Connection
Monthly Infrastructure and Support Fee Base AVS Type B/Teletype	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (acting as Operating and/or Marketing Carrier)
Monthly Infrastructure and Support Fee Base AVS Type B/Teletype	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (acting as Operating and/or Marketing Carrier)
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Transaction Fee*	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] (see Note 2)

* Any [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] volumes, collectively for all [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] above the included [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will incur the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Transaction Fee outlined in Section 1.1.4 above.

** For billing purposes, these [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] will be converted into [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] using the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as provided for in Item (b), Section 1.1.1 of this Exhibit H.
Note 1: Any applicable message fees, segment fees or data circuits pertaining to the CRS/GDS and/or SITA/ARINC are the responsibility of Customer, including:
(a)

CRS/GDS/ARS Imposed Message Fees (applicable to CRS/GDS/ARS messages only):

Per CRS/GDS/ARS agreement with NAVITAIRE, additional CRS/GDS/ARS fees may be billed to NAVITAIRE. Any and all such fees and/or charges attributable to Customers Hosted Reservations Services, will be payable by Customer to NAVITAIRE, on a monthly basis. Upon request and on a time and materials basis, NAVITAIRE will provide Customer with a copy of the CRS/GDS invoice for Type A/EDIFACT, Type B/Teletype, or other related charges with each monthly invoice.

These fees are in addition to the standard Host Reservation Services charges and are subject to any increases imposed upon NAVITAIRE by CRS/GDS/ARS. If CRS/GDS/ARS begins to assess message fees for test messages, these will also be billed cost to Customer at cost.

(b)

SITA/ARINC or other Connectivity Provider Fees:

 All fees from SITA/ARINC and/or other Connectivity Providers for routing of traffic need to be billed directly to Customer. Customer should pursue an arrangement with one or both of these providers independent of NAVITAIRE.

Note 2: Excludes block-space code-share arrangements booked via non-automated booking processes.

5 No Other Changes. Except as specifically amended by this Amendment, all other provisions of the Agreement remain in full force and effect. This Amendment shall not constitute or operate as a waiver of, or estoppel with respect to, any provisions of the Agreement by any party hereto.

6 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

7 Successors and Assigns. This Amendment shall inure to the benefit of and be binding upon NAVITAIRE and the Customer and their respective successors, heirs and assigns.

8 Conflict of Provisions. In the event that there exists a conflict between any term, condition, or provision contained within this Amendment, and in any term, condition, or provision contained within the Agreement, the term, condition, or provision contained within this Amendment shall control.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

NAVITAIRE INC.

By:___________________________________
Its:___________________________________
Date:_________________________________

CUSTOMER

By:___________________________________
Its:___________________________________
Airline:_______________________________
Date:_________________________________
Witness Name:_________________________

Witness ID: ___________________________

Witness Name:_________________________

Witness ID:____________________________